                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      JANUARY 21, 1997
                                                   -------------------


                              E*TRADE GROUP, INC.
                              -------------------
               (Exact name of registrant as specified in charter)

           DELAWARE                        1-11921                94-2844166
-------------------------------     --------------------     ------------------
 (State or other jurisdiction            (Commission          (IRS Employer
     of incorporation)                   File Number)        Identification No.)


FOUR EMBARCADERO PLACE, 2400 GENG ROAD, PALO ALTO, CALIFORNIA        94303
--------------------------------------------------------------  ---------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (415) 842-2500
                                                      --------------


                                      N/A
                                      ---
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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                             ITEM 5.  OTHER EVENTS.


          E*TRADE Group, Inc. (the "Company") has entered into a License and Services Agreement dated as of January 21, 1997 (the "License Agreement") with VERSUS Technologies Inc., a corporation organized under the laws of Canada ("VTI"), and VERSUS Brokerage Services Inc., a corporation organized under the laws of Ontario and a wholly owned subsidiary of VTI ("VBSI") (VTI and VBSI shall be referred to collectively as the "VERSUS Entities").

          Pursuant to the License Agreement, the Company will license on a perpetual and exclusive basis to VTI (with VBSI being a permitted sub-licensee) certain technology, related improvements and intellectual property (collectively, the "Technology") of the Company and its affiliates related to retail on-line discount brokerage services (the "Services") for use in the Canadian market. Existing and future Technology relating to the Services are also licensed under the License Agreement and the Company will provide certain support services and training to the VERSUS Entities relating to the Technology. The VERSUS Entities retain a limited right of first offer in Canada as to any new services relating to the Technology.

          In exchange for the rights and related services provided by the Company under the License Agreement, the Company will receive certain fees and royalty payments as set forth in greater detail in the License Agreement. The Company also may request that VTI use reasonable efforts to convert certain of the royalties received by the Company under the License Agreement into equity of VTI. In addition, the Company has a right to designate one Company representative to become a non-voting observer on VTI's Board of Directors.

          The License Agreement is a perpetual license agreement that shall remain in effect unless terminated upon the occurrence of one or more material events set forth therein. Upon any willful breach of the License Agreement by any party thereto (with intent to cause another party to terminate the License Agreement), the breaching party and its affiliates will be restricted from providing Services in Canada that direct business away from the Services provided by the non-breaching party and its affiliates.

          This discussion of the provisions of the License Agreement is in summary form and is qualified by the complete terms of the License Agreement which is attached hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired.  None.
         -------------------------------------------

     (b) Pro Forma Financial Information.  None.
         -------------------------------

     (c) Exhibits.  The following document is filed as an exhibit to the report:
         --------


     Exhibit No.  Description
     -----------  -----------

     10.22 License and Services Agreement dated as of January 21, 1997 by and between E*TRADE Group, Inc., VERSUS Technologies Inc. and VERSUS Brokerage Services Inc.

                                       2
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    E*TRADE Group, Inc.



Date:  January 21, 1997             By     /s/ Stephen C. Richards
                                       ----------------------------
                                       Name:  Stephen C. Richards
                                       Title:  Chief Financial Officer

                              E*TRADE GROUP, INC.
                              -------------------
                                 EXHIBIT INDEX
                                  TO FORM 8-K



    Exhibit No.               Description
    -----------               -----------

    10.22 License and Services Agreement dated as of January 21, 1997 by and between E*TRADE Group, Inc., VERSUS Technologies Inc. and VERSUS Brokerage Services Inc.

                                       4